Exhibit 10.5

Techne Corporation

Research and Diagnostics Systems, Inc.

614 McKinley Place NE

Minneapolis, MN 55413

August 27, 2014

CyVek, Inc.

2 Barnes Industrial Road South

Wallingford, CT 06492-2432

Ladies and Gentlemen:

Reference is made to the Agreement of Investment and Merger (the “Agreement”), dated as of April 1, 2014, by and among Techne Corporation, a Minnesota corporation, Research and Diagnostic Systems, Inc., a Minnesota corporation (“Parent”). Cayenne Merger Sub, Inc., a Delaware corporation, CyVek, Inc., a Delaware corporation (the “Company”), and Citron Capital Limited (solely in its capacity as the Stockholders’ Agent). Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Agreement.

Under Section 5.5 of the Agreement, Parent and the Company agreed to negotiate in good faith and use commercially reasonable efforts to enter into an agreement or agreements addressing the services and obligations set forth on Appendix 1 to the Agreement within 60 days of the Investment Closing. Parent and the Company have agreed that they will not enter into any such agreement or agreements; accordingly, the parties to the Agreement agree that no parties will have any obligations under Section 5.5 of the Agreement.

Each of the parties hereto hereby agrees that a lease or license of up to four (4) CyPlex™ analyzers under the following terms shall each constitute a valid lease or license of a CyPlex™ analyzer for purposes of the Commercial Milestone Achievement under the Agreement: (a) a lease or license of a CyPlex™ analyzer in exchange for a binding, irrevocable commitment by the lessee or licensee to purchase cartridges for the CyPlex™ analyzer within five (5) years of the date of such lease or license equal to an aggregate amount that is at least 50% of the list price for the CyPlex™ analyzer at the time of such lease or license (the “Instrument Price”) and (b) the purchase price for each such cartridge is no less than the sum of (i) the minimum price for such cartridge in order to constitute a sale for purposes of the Commercial Milestone Achievement under Section 7.8(b)(iii) of the Agreement and (ii) the quotient of (A) the Instrument Price and (B) the number of cartridges that such lessee or licensee has committed to purchase over the term of the lease or license of the CyPlex™ analyzer. For example, if the Company leases a CyPlex™ analyzer with an Instrument Price of $25,000 at the time of such lease and the lessee commits to purchase three hundred (300) cartridges within five (5) years of the date of such lease, then, as long as the committed cartridge price is equal to at least $83.33 plus the minimum price for such cartridge in order to constitute a sale for purposes of the Commercial Milestone Achievement under Section 7.8(b)(iii), such lease shall constitute a valid lease or license of a CyPlex™ analyzer for purposes of clause (a) under the definition of Commercial Milestone Achievement set forth in the Agreement even if the Company does not charge or receive any payment in exchange for the lease of the CyPlex™ analyzer. The foregoing shall not limit or restrict the Company from otherwise leasing or licensing a CyPlex™ analyzer and receiving credit for a valid lease or license of a CyPlex™ analyzer for purposes of the Commercial Milestone Achievement under the Agreement.

Each of the parties hereto hereby agrees that (a) Genentech and Roche shall be separate, independent, unaffiliated third-party customers for purposes of Section 7.8 of the Agreement and (b) each institute within the National Institutes of Health shall be a separate, independent, unaffiliated third-party customer for purposes of Section 7.8 of the Agreement.

Please execute below to acknowledge your agreement with the foregoing.

Very truly yours,

TECHNE CORPORATION

By:
Name:
Title:

RESEARCH AND DIAGNOSTIC SYSTEMS, INC.

By:
Name:
Title:

CAYENNE MERGER SUB, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

CYVEK, INC.

By:
Name:
Title:

CITRON CAPITAL LIMITED

By:	/s/ Daniel E. Levy
Name:	DANIEL E. LEVY
Title:	DIRECTOR

restrict the Company from otherwise leasing or licensing a CyPlex™ analyzer and receiving credit for a valid lease or license of a CyPlex™ analyzer for purposes of the Commercial Milestone Achievement under the Agreement.

Each of the parties hereto hereby agrees that (a) Genentech and Roche shall be separate, independent, unaffiliated third-party customers for purposes of Section 7.8 of the Agreement and (b) each institute within the National Institutes of Health shall be a separate, independent, unaffiliated third-party customer for purposes of Section 7.8 of the Agreement.

Please execute below to acknowledge your agreement with the foregoing.

Very truly yours,

TECHNE CORPORATION

By:	/s/ Jim Hippel
Name:	JIM HIPPEL
Title:	CFO

RESEARCH AND DIAGNOSTIC SYSTEMS, INC.

By:	/s/ Frank Mortari
Name:	FRANK MORTARI
Title:	VP of Corporate Development

CAYENNE MERGER SUB, INC.

By:	/s/ Jim Hippel
Name:	JIM HIPPEL
Title:	CFO

ACKNOWLEDGED AND AGREED:

CYVEK, INC.

By:	/s/ Per Hellsund
Name:	Per Hellsund
Title:	President & CEO

CITRON CAPITAL LIMITED

By:
Name:
Title: